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                                                                  EXHIBIT 24.1

                               POWERS OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David A. Schwedel and Kenbian A. Ng, jointly and severally, his attorneys-in-fact and agents, each with the power of substitution and resubstitution, for him and in his name, place or stead, in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file such amendments, together with exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, and ratifying and confirming all that the attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
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

SIGNATURE                                                     TITLE                               DATE
---------                                                     -----                               ----

/s/ DAVID A. SCHWEDEL                               President, Chief Executive               May 11, 2000
--------------------------------                    Officer and Director
David A. Schwedel

/s/ KENBIAN A. NG                                   Chief Financial Officer                  May 11, 2000
--------------------------------
Kenbian A. Ng

/s/ DANIEL GALLAGHER                                Director                                 May 11, 2000
--------------------------------
Daniel Gallagher

/s/ GEORGE GLAZER                                   Director                                 May 11, 2000
--------------------------------
George Glazer

/s/ ROBERT C. HARRIS, JR.                           Director                                 May 11, 2000
--------------------------------
Robert C. Harris, Jr.


/s/ ROGER A. TROMBINO                               Director                                 May 11, 2000
--------------------------------
Roger A. Trombino


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